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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in Registration Statement No. 333-89403 of Infinity Broadcasting Corporation on Form S-8 of our report dated May 30, 1999 appearing in this Annual Report on Form 11-K of Outdoor Systems, Inc. 401(k) Plan for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP

Phoenix, AZ
June 28, 2000